Exhibit 4.1     Advisory and Consulting Agreement


                       Number of Shares and Options
                       ----------------------------

     4.1(a)                    11,111,111

     4.1(b)                     2,777,778

     4.1(c)                     2,777,777

     4.1(d)                     1,388,889

     4.1(e)                     2,777,778

     4.1(f)                     4,000,000

     4.1(g)                     4,000,000

     Miscellaneous                333,333

                                                                  Exhibit 4.1(a)


                              CONSULTING AGREEMENT


     AGREEMENT, effective as of the 2nd day of October, 2001, between Imaging Technologies Corporation, a Delaware Corporation (the "Company"), of 15175 Innovation Drive, San Diego, CA 92128, and Peter Benz, 543 Virginia Street, San Mateo, CA 94402 ("Consultant").

     WHEREAS, THE Company desires the Consultant to provide consulting services to the Company pursuant hereto and Consultant is agreeable to providing such services.

     NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, the parties hereto agree as follows:

     1. Consultant shall serve as a consultant to the Company on general corporate matters, particularly related to shareholder relations, and other projects as may be assigned by Brain Bonar, Chief Executive Officer of the Company on an as needed basis.

     2. The Company shall be entitled to Consultant's services for reasonable times when and to the extent requested by, and subject to the direction of Mr. Bonar.

     3. Reasonable travel and other expenses necessarily incurred by Consultant to render such services, and approved in advance by the Company, shall be reimbursed by the Company promptly upon receipt of proper statements, including appropriate documentation, with regard to the nature and amount of those expenses. Those statements shall be furnished to the Company monthly at the end of each calendar month in the Consulting Period during which any such expenses are incurred. Company shall pay expenses within fifteen (15) business days of the receipt of a request with appropriate documentation.

     4. In consideration for the services to be performed by Consultant, the Consultant will receive warrants to purchase eleven million, one hundred eleven thousand and one hundred eleven (11,111,111) shares of the common stock of the Company at an exercise price of $0.018 cents per share.

     5. It is the express intention of the parties that the Consultant is an independent contractor and not an employee or agent of the Company.
          Nothing in this agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Consultant and the Company. Both parties acknowledge that the Consultant is not an employee for state or federal tax purposes.
          The Consultant shall retain the right to perform services for others during the term of this agreement.

     6. Neither this agreement nor any duties or obligations under this agreement may be assigned by the Consultant without the prior written consent of the Company.

     7. This agreement may be terminated upon ten (10) days written notice by either the Company or the Consultant.

     8. Any notices to be given hereunder by either party to the other may be given either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addressed appearing in the introductory paragraph of this agreement, but each party may change the address by written notice in accordance with the paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two days after mailing.

     9. This agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by the Consultant for the Company and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding. Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.

     10. This agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws provisions; and the parties agree that the proper venue for the resolution of any disputes hereunder shall be San Diego County, California.

     11. For purposes of this Agreement, Intellectual Property will mean (i) works, ideas, discoveries, or inventions eligible for copyright, trademark, patent or trade secret protection; and (ii) any applications for trademarks or patents, issued trademarks or patents, or copyright registrations regarding such items. Any items of Intellectual Property discovered or developed by the Consultant (or the Consultant's employees) during the term of this Agreement will be the property of the Consultant, subject to the irrevocable right and license of the Company to make, use or sell products and services derived from or incorporating any such Intellectual Property without payment of royalties. Such rights and license will be exclusive during the term of this Agreement, and any extensions or renewals of it. After termination of this Agreement, such rights and license will be nonexclusive, but will remain royalty-free. Notwithstanding the preceding, the textual and/or graphic content of materials created by the Consultant under this Agreement (as opposed to the form or format of such materials) will be, and hereby are, deemed to be "works made for hire" and will be the exclusive property of the Company. Each party agrees to execute such documents as may be necessary to perfect and preserve the rights of either party with respect to such Intellectual Property.

     12. The written, printed, graphic, or electronically recorded materials furnished by the Company for use by the Consultant are Proprietary Information and are the property of the Company. Proprietary Information includes, but is not limited to, product specifications and/or designs, pricing information, specific customer requirements, customer and potential customer lists, and information on Company's employees, agent, or divisions. The Consultant shall maintain in confidence and shall not, directly or indirectly, disclose or use, either during or after the term of this agreement, any Proprietary Information, confidential information, or know-how belonging to the Company, whether or not is in written form, except to the extent necessary to perform services under this agreement. On termination of the Consultant's services to the Company, or at the request of the Company before termination, the Consultant shall deliver to the Company all material in the Consultant's possession relating to the Company's business.

     13. The obligations regarding Proprietary Information extend to information belonging to customers and suppliers of the Company about which the Consultant may have gained knowledge as a result of performing services hereunder.

     14. The Consultant shall not, during the term of this agreement and for a period of one year immediately after the termination of this agreement, or any extension of it, either directly or indirectly (a) for purposes competitive with the products or services currently offered by the Company, call on, solicit, or take away any of the Company's customers or potential customers about whom the Consultant became aware as a result of the Consultant's services to the Company hereunder, either for the Consultant or for any other person or entity, or (b) solicit or take away or attempt to solicit or take away any of the Company's employees or consultants either for the Consultant or for any other person or entity.

     15. The Company will indemnify and hold harmless Consultant from any claims or damages related to statements prepared by or made by Consultant that are either approved in advance by the Company or entirely based on information provided by the Company.

Consultant:                                 Company:
Peter  Benz                                 Imaging Technologies Corporation


/s/  Peter  Benz                            By: /s/ Brian  Bonar
----------------------------                   ----------------------------
                                               Brian  Bonar
                                               Chief  Executive  Officer

                                                                  Exhibit 4.1(b)


                              CONSULTING AGREEMENT


     AGREEMENT, effective as of the 2nd day of October, 2001, between Imaging Technologies Corporation, a Delaware Corporation (the "Company"), of 15175 Innovation Drive, San Diego, CA 92128, and George Furla, 2317 Mount Olympus Dr., Los Angeles, CA 94402 ("Consultant").

     WHEREAS, THE Company desires the Consultant to provide consulting services to the Company pursuant hereto and Consultant is agreeable to providing such services.

     NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, the parties hereto agree as follows:

     1. Consultant shall serve as a consultant to the Company on general corporate matters, particularly related to shareholder relations, and other projects as may be assigned by Brain Bonar, Chief Executive Officer of the Company on an as needed basis.

     2. The Company shall be entitled to Consultant's services for reasonable times when and to the extent requested by, and subject to the direction of Mr. Bonar.

     3. Reasonable travel and other expenses necessarily incurred by Consultant to render such services, and approved in advance by the Company, shall be reimbursed by the Company promptly upon receipt of proper statements, including appropriate documentation, with regard to the nature and amount of those expenses. Those statements shall be furnished to the Company monthly at the end of each calendar month in the Consulting Period during which any such expenses are incurred. Company shall pay expenses within fifteen (15) business days of the receipt of a request with appropriate documentation.

     4. In consideration for the services to be performed by Consultant, the Consultant will receive warrants to purchase two million, seven hundred seventy seven thousand, seven hundred seventy eight (2,777,778) shares of the common stock of the Company at an exercise price of $0.018 cents per share.

     5. It is the express intention of the parties that the Consultant is an independent contractor and not an employee or agent of the Company.
          Nothing in this agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Consultant and the Company. Both parties acknowledge that the Consultant is not an employee for state or federal tax purposes.
          The Consultant shall retain the right to perform services for others during the term of this agreement.

     6. Neither this agreement nor any duties or obligations under this agreement may be assigned by the Consultant without the prior written consent of the Company.

     7. This agreement may be terminated upon ten (10) days written notice by either the Company or the Consultant.

     8. Any notices to be given hereunder by either party to the other may be given either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addressed appearing in the introductory paragraph of this agreement, but each party may change the address by written notice in accordance with the paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two days after mailing.

     9. This agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by the Consultant for the Company and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding. Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.

     10. This agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws provisions; and the parties agree that the proper venue for the resolution of any disputes hereunder shall be San Diego County, California.

     11. For purposes of this Agreement, Intellectual Property will mean (i) works, ideas, discoveries, or inventions eligible for copyright, trademark, patent or trade secret protection; and (ii) any applications for trademarks or patents, issued trademarks or patents, or copyright registrations regarding such items. Any items of Intellectual Property discovered or developed by the Consultant (or the Consultant's employees) during the term of this Agreement will be the property of the Consultant, subject to the irrevocable right and license of the Company to make, use or sell products and services derived from or incorporating any such Intellectual Property without payment of royalties. Such rights and license will be exclusive during the term of this Agreement, and any extensions or renewals of it. After termination of this Agreement, such rights and license will be nonexclusive, but will remain royalty-free. Notwithstanding the preceding, the textual and/or graphic content of materials created by the Consultant under this Agreement (as opposed to the form or format of such materials) will be, and hereby are, deemed to be "works made for hire" and will be the exclusive property of the Company. Each party agrees to execute such documents as may be necessary to perfect and preserve the rights of either party with respect to such Intellectual Property.

     12. The written, printed, graphic, or electronically recorded materials furnished by the Company for use by the Consultant are Proprietary Information and are the property of the Company. Proprietary Information includes, but is not limited to, product specifications and/or designs, pricing information, specific customer requirements, customer and potential customer lists, and information on Company's employees, agent, or divisions. The Consultant shall maintain in confidence and shall not, directly or indirectly, disclose or use, either during or after the term of this agreement, any Proprietary Information, confidential information, or know-how belonging to the Company, whether or not is in written form, except to the extent necessary to perform services under this agreement. On termination of the Consultant's services to the Company, or at the request of the Company before termination, the Consultant shall deliver to the Company all material in the Consultant's possession relating to the Company's business.

     13. The obligations regarding Proprietary Information extend to information belonging to customers and suppliers of the Company about which the Consultant may have gained knowledge as a result of performing services hereunder.

     14. The Consultant shall not, during the term of this agreement and for a period of one year immediately after the termination of this agreement, or any extension of it, either directly or indirectly (a) for purposes competitive with the products or services currently offered by the Company, call on, solicit, or take away any of the Company's customers or potential customers about whom the Consultant became aware as a result of the Consultant's services to the Company hereunder, either for the Consultant or for any other person or entity, or (b) solicit or take away or attempt to solicit or take away any of the Company's employees or consultants either for the Consultant or for any other person or entity.

     15. The Company will indemnify and hold harmless Consultant from any claims or damages related to statements prepared by or made by Consultant that are either approved in advance by the Company or entirely based on information provided by the Company.

Consultant:                            Company:
George  Furla                          Imaging  Technologies  Corporation


/s/  George  Furla                     By:  /s/  Brian  Bonar
----------------------------              -------------------------------
                                          Brian  Bonar
                                          Chief Executive Officer

                                                                  Exhibit 4.1(c)

                              CONSULTING AGREEMENT


     AGREEMENT, effective as of the 2nd day of October, 2001, between Imaging Technologies Corporation, a Delaware Corporation (the "Company"), of 15175 Innovation Drive, San Diego, CA 92128, and Howard Schraub, 8638 Rueffe Monte Carlo, La Jolla CA 92037 ("Consultant").

     WHEREAS, THE Company desires the Consultant to provide consulting services to the Company pursuant hereto and Consultant is agreeable to providing such services.

     NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, the parties hereto agree as follows:

     1. Consultant shall serve as a consultant to the Company on general corporate matters, particularly related to shareholder relations, and other projects as may be assigned by Brain Bonar, Chief Executive Officer of the Company on an as needed basis.

     2. The Company shall be entitled to Consultant's services for reasonable times when and to the extent requested by, and subject to the direction of Mr. Bonar.

     3. Reasonable travel and other expenses necessarily incurred by Consultant to render such services, and approved in advance by the Company, shall be reimbursed by the Company promptly upon receipt of proper statements, including appropriate documentation, with regard to the nature and amount of those expenses. Those statements shall be furnished to the Company monthly at the end of each calendar month in the Consulting Period during which any such expenses are incurred. Company shall pay expenses within fifteen (15) business days of the receipt of a request with appropriate documentation.

     4. In consideration for the services to be performed by Consultant, the Consultant will receive warrants to purchase two million, seven hundred seventy seven thousand, seven hundred seventy seven (2,777,777) shares of the common stock of the Company at an exercise price of $0.018 cents per share.

     5. It is the express intention of the parties that the Consultant is an independent contractor and not an employee or agent of the Company.
          Nothing in this agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Consultant and the Company. Both parties acknowledge that the Consultant is not an employee for state or federal tax purposes.
          The Consultant shall retain the right to perform services for others during the term of this agreement.

     6. Neither this agreement nor any duties or obligations under this agreement may be assigned by the Consultant without the prior written consent of the Company.

     7. This agreement may be terminated upon ten (10) days written notice by either the Company or the Consultant.

     8. Any notices to be given hereunder by either party to the other may be given either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addressed appearing in the introductory paragraph of this agreement, but each party may change the address by written notice in accordance with the paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two days after mailing.

     9. This agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by the Consultant for the Company and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding. Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.

     10. This agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws provisions; and the parties agree that the proper venue for the resolution of any disputes hereunder shall be San Diego County, California.

     11. For purposes of this Agreement, Intellectual Property will mean (i) works, ideas, discoveries, or inventions eligible for copyright, trademark, patent or trade secret protection; and (ii) any applications for trademarks or patents, issued trademarks or patents, or copyright registrations regarding such items. Any items of Intellectual Property discovered or developed by the Consultant (or the Consultant's employees) during the term of this Agreement will be the property of the Consultant, subject to the irrevocable right and license of the Company to make, use or sell products and services derived from or incorporating any such Intellectual Property without payment of royalties. Such rights and license will be exclusive during the term of this Agreement, and any extensions or renewals of it. After termination of this Agreement, such rights and license will be nonexclusive, but will remain royalty-free. Notwithstanding the preceding, the textual and/or graphic content of materials created by the Consultant under this Agreement (as opposed to the form or format of such materials) will be, and hereby are, deemed to be "works made for hire" and will be the exclusive property of the Company. Each party agrees to execute such documents as may be necessary to perfect and preserve the rights of either party with respect to such Intellectual Property.

     12. The written, printed, graphic, or electronically recorded materials furnished by the Company for use by the Consultant are Proprietary Information and are the property of the Company. Proprietary Information includes, but is not limited to, product specifications and/or designs, pricing information, specific customer requirements, customer and potential customer lists, and information on Company's employees, agent, or divisions. The Consultant shall maintain in confidence and shall not, directly or indirectly, disclose or use, either during or after the term of this agreement, any Proprietary Information, confidential information, or know-how belonging to the Company, whether or not is in written form, except to the extent necessary to perform services under this agreement. On termination of the Consultant's services to the Company, or at the request of the Company before termination, the Consultant shall deliver to the Company all material in the Consultant's possession relating to the Company's business.

     13. The obligations regarding Proprietary Information extend to information belonging to customers and suppliers of the Company about which the Consultant may have gained knowledge as a result of performing services hereunder.

     14. The Consultant shall not, during the term of this agreement and for a period of one year immediately after the termination of this agreement, or any extension of it, either directly or indirectly (a) for purposes competitive with the products or services currently offered by the Company, call on, solicit, or take away any of the Company's customers or potential customers about whom the Consultant became aware as a result of the Consultant's services to the Company hereunder, either for the Consultant or for any other person or entity, or (b) solicit or take away or attempt to solicit or take away any of the Company's employees or consultants either for the Consultant or for any other person or entity.

     15. The Company will indemnify and hold harmless Consultant from any claims or damages related to statements prepared by or made by Consultant that are either approved in advance by the Company or entirely based on information provided by the Company.

Consultant:                          Company:
Howard  Schraub                      Imaging  Technologies  Corporation


/s/  Howard  Schraub                 By:  /s/  Brian  Bonar
--------------------------              -----------------------------
                                        Brian Bonar
                                        Chief Executive Officer

                                                                  Exhibit 4.1(d)

                              CONSULTING AGREEMENT


     AGREEMENT, effective as of the 2nd day of October, 2001, between Imaging Technologies Corporation, a Delaware Corporation (the "Company"), of 15175 Innovation Drive, San Diego, CA 92128, and Frank Kavanaugh, 117 Via Quito, Newport Beach, CA, 92663 ("Consultant").

     WHEREAS, THE Company desires the Consultant to provide consulting services to the Company pursuant hereto and Consultant is agreeable to providing such services.

     NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, the parties hereto agree as follows:

     1. Consultant shall serve as a consultant to the Company on general corporate matters, particularly related to shareholder relations, and other projects as may be assigned by Brain Bonar, Chief Executive Officer of the Company on an as needed basis.

     2. The Company shall be entitled to Consultant's services for reasonable times when and to the extent requested by, and subject to the direction of Mr. Bonar.

     3. Reasonable travel and other expenses necessarily incurred by Consultant to render such services, and approved in advance by the Company, shall be reimbursed by the Company promptly upon receipt of proper statements, including appropriate documentation, with regard to the nature and amount of those expenses. Those statements shall be furnished to the Company monthly at the end of each calendar month in the Consulting Period during which any such expenses are incurred. Company shall pay expenses within fifteen (15) business days of the receipt of a request with appropriate documentation.

     4. In consideration for the services to be performed by Consultant, the Consultant will receive warrants to purchase one million, three hundred-eighty-eight thousand and eight hundred eighty nine (1,388,889) shares of the common stock of the Company at an exercise price of $0.018 cents per share.

     5. It is the express intention of the parties that the Consultant is an independent contractor and not an employee or agent of the Company.
          Nothing in this agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Consultant and the Company. Both parties acknowledge that the Consultant is not an employee for state or federal tax purposes.
          The Consultant shall retain the right to perform services for others during the term of this agreement.

     6. Neither this agreement nor any duties or obligations under this agreement may be assigned by the Consultant without the prior written consent of the Company.

     7. This agreement may be terminated upon ten (10) days written notice by either the Company or the Consultant.

     8. Any notices to be given hereunder by either party to the other may be given either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addressed appearing in the introductory paragraph of this agreement, but each party may change the address by written notice in accordance with the paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two days after mailing.

     9. This agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by the Consultant for the Company and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding. Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.

     10. This agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws provisions; and the parties agree that the proper venue for the resolution of any disputes hereunder shall be San Diego County, California.

     11. For purposes of this Agreement, Intellectual Property will mean (i) works, ideas, discoveries, or inventions eligible for copyright, trademark, patent or trade secret protection; and (ii) any applications for trademarks or patents, issued trademarks or patents, or copyright registrations regarding such items. Any items of Intellectual Property discovered or developed by the Consultant (or the Consultant's employees) during the term of this Agreement will be the property of the Consultant, subject to the irrevocable right and license of the Company to make, use or sell products and services derived from or incorporating any such Intellectual Property without payment of royalties. Such rights and license will be exclusive during the term of this Agreement, and any extensions or renewals of it. After termination of this Agreement, such rights and license will be nonexclusive, but will remain royalty-free. Notwithstanding the preceding, the textual and/or graphic content of materials created by the Consultant under this Agreement (as opposed to the form or format of such materials) will be, and hereby are, deemed to be "works made for hire" and will be the exclusive property of the Company. Each party agrees to execute such documents as may be necessary to perfect and preserve the rights of either party with respect to such Intellectual Property.

     12. The written, printed, graphic, or electronically recorded materials furnished by the Company for use by the Consultant are Proprietary Information and are the property of the Company. Proprietary Information includes, but is not limited to, product specifications and/or designs, pricing information, specific customer requirements, customer and potential customer lists, and information on Company's employees, agent, or divisions. The Consultant shall maintain in confidence and shall not, directly or indirectly, disclose or use, either during or after the term of this agreement, any Proprietary Information, confidential information, or know-how belonging to the Company, whether or not is in written form, except to the extent necessary to perform services under this agreement. On termination of the Consultant's services to the Company, or at the request of the Company before termination, the Consultant shall deliver to the Company all material in the Consultant's possession relating to the Company's business.

     13. The obligations regarding Proprietary Information extend to information belonging to customers and suppliers of the Company about which the Consultant may have gained knowledge as a result of performing services hereunder.

     14. The Consultant shall not, during the term of this agreement and for a period of one year immediately after the termination of this agreement, or any extension of it, either directly or indirectly (a) for purposes competitive with the products or services currently offered by the Company, call on, solicit, or take away any of the Company's customers or potential customers about whom the Consultant became aware as a result of the Consultant's services to the Company hereunder, either for the Consultant or for any other person or entity, or (b) solicit or take away or attempt to solicit or take away any of the Company's employees or consultants either for the Consultant or for any other person or entity.

     15. The Company will indemnify and hold harmless Consultant from any claims or damages related to statements prepared by or made by Consultant that are either approved in advance by the Company or entirely based on information provided by the Company.

Consultant:                                  Company:
Frank  Kavanaugh                             Imaging Technologies Corporation


/s/  Frank  Kavanaugh                        By:  /s/  Brian  Bonar
----------------------------                    -------------------------------
                                                Brian Bonar
                                                Chief Executive Officer

                                                                  Exhibit 4.1(e)


                              CONSULTING AGREEMENT

     This Consulting Agreement (the "Consulting Agreement") made as of October 2, 2001, by and between Owen Naccarato, 19600 Fairchild, Suite 260, Irvine, CA 92612 ("Consultant") and Imaging Technologies Corporation, a Delaware Corporation (the "Company"), of 15175 Innovation Drive, San Diego, CA 92128.

                                   WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.     APPOINTMENT.
            -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM.
            ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on October 1, 2002, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.     SERVICES.
            --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services; and

          (b) Advise the Company relative to its legal needs relating specifically to its corporate transactional needs.

     4.     DUTIES OF THE COMPANY.
            ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by

Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION.
            ------------

     The Company will immediately grant Consultant the option to purchase 2,777,778 shares of the Company's Common Stock with an exercise price at $.018 per share, which option shall expire on October 1, 2002 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.     REPRESENTATION AND INDEMNIFICATION.
            ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.     MISCELLANEOUS.
            -------------

     Termination:     This Agreement may be terminated by either Party upon
     -----------
written notice to the other Party for any reason which shall be effective five
(5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:     This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:     Any notice required or permitted to be given hereunder shall
     -------
be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:     Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:     The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:     If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:    Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Los Angeles County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Imaging Technologies Corporation                    Consultant


/s/ Brian Boner                                     /s/  Owen Naccarato
----------------------------                        ----------------------------
Brian bonar                                         Owen Naccarato
Chief Executive Officer

                                                                  Exhibit 4.1(f)


                          BUSINESS CONSULTING AGREEMENT



This Agreement (the "Agreement") is dated November 1, 2001and is entered into by
and  between    IMAGING  TECHNOLOGIES  CORPORATION,  INC. (hereinafter "ITEC" or
"CLIENT")  and  SCOTT  ABSHER  OF  NEOTACTIX,INC.  (hereinafter  "NTX").

1.   CONDITIONS.  This  Agreement  will  not take effect, and NTX will have no
     -----------
     obligation to provide any service whatsoever, unless and until CLIENT returns a signed copy of this Agreement to NTX (either by mail or facsimile copy). In addition, CLIENT shall be truthful with NTX in regard to any relevant or material information provided by CLIENT, verbally or otherwise which refers, relates, or otherwise pertains to the CLIENT's business, this Agreement or any other relevant transaction. Breach of either of these conditions shall be considered a material breach and will automatically grant NTX the right to terminate this Agreement and all moneys, and other forms of compensation, paid or owing as of the date of termination by NTX shall be forfeited without further notice.
     Upon execution of this Agreement, CLIENT agrees to fully cooperate with NTX in carrying out the purposes of this Agreement, keep NTX informed of any developments of importance pertaining to CLIENT's business and abide by this Agreement in its entirety.

2.   SCOPE  AND  DUTIES.  During  the term of this Agreement, NTX will perform
     -------------------
     the  following  services  for  CLIENT:
     2.1     ADVICE  AND COUNSEL.  NTX will provide advice and counsel regarding
             -------------------
     CLIENT's strategic business plans, strategy and negotiations with potential business strategic partnering, corporate planning and or other general business consulting needs as expressed by CLIENT.
     2.2     MERGERS  AND  ACQUISITIONS.  NTX will provide assistance to CLIENT,
             --------------------------
     as mutually agreed, in identifying merger and / or acquisition candidates, assisting in any due diligence process, recommending transaction terms and providing advice and assistance during negotiations, as needed.
     2.3     CLIENT  AND/OR  CLIENT'S  AFFILIATE TRANSACTION DUE DILIGENCE.  NTX
             -------------------------------------------------------------
     will participate and assist CLIENT in the due diligence process, where possible, on all proposed financial transactions affecting CLIENT of which NTX is notified in writing in advance, including conducting investigation of and providing advice on the financial, valuation and stock price implications of the proposed transaction(s).
     2.4     ANCILLARY  DOCUMENT  SERVICES.  If  necessary,  NTX will assist and
             -----------------------------
     cooperate with CLIENT in the development, editing and production of such documents as are reasonably necessary to assist in any transaction covered by this Agreement. However, this Agreement will not include the preparation or procuring of legal documents or those documents normally prepared by an attorney.
     2.5     ADDITIONAL  DUTIES.  CLIENT  and  NTX  shall  mutually  agree,  in
             ------------------
     writing, for any additional duties that NTX may provide to CLIENT for compensation paid or payable by CLIENT under this Agreement. Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.
     2.6     STANDARD  OF PERFORMANCE. NTX shall devote such time and efforts to
             ------------------------
     the affairs of the CLIENT as is reasonably necessary to render the services contemplated by this Agreement. Any work or task of NTX provided for herein which requires CLIENT to provide certain information to assist NTX in completion of the work shall be excused (without effect upon any obligation of CLIENT) until such time as CLIENT has fully provided all information and cooperation necessary for NTX to complete the work. The services of NTX shall not include the rendering of any legal opinions or the performance of any work that is in the ordinary purview of a certified public accountant, or other licensed professional. NTX cannot guarantee results on behalf of CLIENT, but shall use commercially reasonable efforts in providing the services listed above. If an interest is communicated to NTX regarding satisfying all or part of CLIENT's business and corporate strategic planning needs, NTX shall notify CLIENT and advise it as to the source of such interest and any terms and conditions of such interest.
     2.7     NON-GUARANTEE.  NTX  MAKES  NO  GUARANTEE  THAT NTX WILL BE ABLE TO
             -------------
     SUCCESSFULLY LOCATE A MERGER OR ACQUISITION TARGET AND IN TURN CONSUMMATE A MERGER OR ACQUISITION TRANSACTION FOR CLIENT, OR TO SUCCESSFULLY COMPLETE SUCH A TRANSACTION WITHIN CLIENT'S DESIRED TIME FRAME. NEITHER ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOR THE PAYMENT OF DEPOSITS TO NTX BY CLIENT PURSUANT TO FEE AGREEMENTS FOR SERVICES NOT CONTEMPLATED HEREIN SHALL BE CONSTRUED AS ANY SUCH GUARANTEE. ANY COMMENTS MADE REGARDING POTENTIAL TIME FRAMES OR ANYTHING THAT PERTAINS TO THE OUTCOME OF CLIENT'S NEEDS ARE EXPRESSIONS OF OPINION ONLY, AND FOR PURPOSES OF THIS AGREEMENT ARE SPECIFICALLY DISAVOWED.
     3.     COMPENSATION  TO  NTX.
            ---------------------
     3.1     ISSUANCE  OF  SHARES FOR ENTERING INTO AGREEMENT.  As consideration
             ------------------------------------------------
     for NTX entering into this Agreement, Client agrees to cause 8,000,000 shares of its common stock, par value $.001 per share, to be issued in amounts of 4,000,000 shares to George R. Lefevre and 4,000,000 shares to Scott Absher, affiliates of NTX. When issued, said shares shall be free trading shares, registered with the U.S. Securities and Exchange Commission on its Form S-8 or similar registration. The registration and issuance of said shares shall take place by no later than 15 days following the execution and delivery of this Agreement, and all costs in connection therewith shall be borne by Client.

     NOTE: NTX SHALL HAVE NO OBLIGATION TO PERFORM ANY DUTIES PROVIDED FOR HEREIN IF PAYMENT [CASH AND/OR STOCK] IS NOT RECEIVED BY NTX WITHIN 15 DAYS OF MUTUAL EXECUTION OF THIS AGREEMENT BY THE PARTIES. IN ADDITION, NTX'S OBLIGATIONS UNDER THIS AGREEMENT SHALL BE SUSPENDED IF ANY PAYMENT OWING HEREUNDER IS MORE THAN FIFTEEN (15) DAYS DELINQUENT. FURTHERMORE, THE RECEIPT OF ANY FEES DUE TO NTX UPON EXECUTION OF THIS AGREEMENT ARE NOT CONTINGENT UPON ANY PRIOR PERFORMANCE OF ANY DUTIES WHATSOEVER DESCRIBED WITHIN THIS AGREEMENT.

     3.2     FEES FOR MERGER/ACQUISITION.  In the event that NTX, assists CLIENT
             ---------------------------
     and / or introduces CLIENT (or a CLIENT affiliate) to any third party, merger partner(s) or joint venture(s) who then enters into a merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate, CLIENT hereby agrees to pay NTX advisory fees pursuant to the following schedule which are based on the aggregate amount of such merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate. Advisory fees are deemed earned and shall be due and payable at the first close of the transaction, however, in certain circumstances when payment of advisory fees at closing is not possible, within 24 hours after CLIENT has received the proceeds of such investment. This provision shall survive this Agreement for a period of one year after termination or expiration of this Agreement. In other words, the advisory fee shall be deemed earned and due and payable for any funding, underwriting, merger, joint venture or similar transaction which first closes within a year of the termination or expiration of this Agreement as a result of an introduction as set forth above.
     MERGER/ACQUISITION.  For  a  merger/acquisition entered into by CLIENT as a
     -------------------
     result of the efforts of, or an introduction by NTX during the term of this Agreement, Client shall pay NTX, ten (10) percent of the total value of the transaction. For a merger/acquisition entered into by CLIENT as a result of the efforts of NTX and the introduction by CLIENT during the term of this Agreement, Client shall pay NTX, eight (8) percent of the total value of the transaction. Such percentage(s) shall be paid to NTX in the same ratio of cash and / or stock as the transaction.

3.3  EXPENSES.  CLIENT  shall reimburse NTX for  reasonable expenses incurred in
     --------
     performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges); provided, however, that NTX must receive prior written approval from CLIENT for any expenses over $ 500. Such reimbursement shall be payable within 7 seven days after CLIENT's receipt of NTX invoice for same.

     3.4  ADDITIONAL  FEES.  CLIENT  and  NTX  shall  mutually  agree  upon  any
          ----------------
     additional fees that CLIENT may pay in the future for services rendered by NTX under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.
4.   INDEMNIFICATION.  The  CLIENT  agrees to  indemnify  and hold harmless NTX,
     ---------------
     each of its officers, directors, employees and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by CLIENT or any of its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own willful act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

5.   CONFIDENTIALITY.
     ----------------
     5.1 NTX and CLIENT each agree to keep confidential and provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests. NTX and CLIENT shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through NTX and CLIENT respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.
     5.2 NTX will not, either during its engagement by the CLIENT pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit any confidential information, knowledge, or data of the CLIENT or any of its affiliates in any way acquired or used by NTX during its engagement by the CLIENT. Confidential information, knowledge or data of the CLIENT and its affiliates shall not include any information that is, or becomes generally available to the public other than as a result of a disclosure by NTX or its representatives.

6.   MISCELLANEOUS  PROVISIONS.
     -------------------------
     6.1     AMENDMENT  AND  MODIFICATION.  This  Agreement  may  be  amended,
             ----------------------------
     modified  and  supplemented  only  by  written agreement of NTX and CLIENT.
     6.2     ASSIGNMENT.  This  Agreement and all of the provisions hereof shall
             ----------
     be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder cannot be assigned without the express written consent of the other party.
     6.3     GOVERNING LAW; VENUE.  This Agreement and the legal relations among
             --------------------
     the parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law doctrine. CLIENT and NTX agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be Orange County, California.
     6.4     ATTORNEYS'  FEES  AND COSTS.  If any action is necessary to enforce
             ---------------------------
     and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.
     6.5     SURVIVABILITY.   If  any part of this Agreement is found, or deemed
             -------------
     by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.
7.   ARBITRATION.  ALL DISPUTES, CONTROVERSIES, OR DIFFERENCES BETWEEN CLIENT,
     -----------
     NTX OR ANY OF THEIR OFFICERS, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE THAT:

     A.     ARBITRATION  IS  FINAL  AND  BINDING  ON  THE  PARTIES;
     B. THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;
     C. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDING;
     D. THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT OF APPEAL OR TO SEEK MODIFICATION OF RULING BY THE ARBITRATORS IS STRICTLY LIMITED;
     E. THIS ARBITRATION PROVISION IS SPECIFICALLY INTENDED TO INCLUDE ANY AND ALL STATUTORY CLAIMS WHICH MIGHT BE ASSERTED BY ANY PARTY;
     F. EACH PARTY HEREBY AGREES TO SUBMIT THE DISPUTE FOR RESOLUTION TO THE AMERICAN ARBITRATION ASSOCIATION, IN ORANGE COUNTY, CALIFORNIA WITHIN FIVE
     (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM THE OTHER PARTY;

     G. IF EITHER PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING, BUT IS UNDER NO OBLIGATION TO DO SO;
     H. ANY HEARING SCHEDULED AFTER AN ARBITRATION IS INITIATED SHALL TAKE PLACE IN ORANGE COUNTY, CALIFORNIA;
     I. IF EITHER PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR SHALL UNSUCCESSFULLY CONTEST THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN ORANGE COUNTY, CALIFORNIA, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS
     AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN;
     J. THE PARTIES SHALL ACCEPT THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY;
     K. ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION.

8.   TERM/TERMINATION.  This  Agreement  is  an  agreement  for  the  term  of
     ----------------
     approximately  six (6) months  ending  April 10, 2002.


9.   NON  CIRCUMVENTION.  In  and  for  valuable  consideration,  CLIENT  hereby
     ------------------
     agrees that NTX may introduce (whether by written, oral, data, or other form of communication) CLIENT to one or more opportunities, including, without limitation, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole proprietorships and similar entities (hereinafter an "Opportunity" or ""Opportunities""). CLIENT further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity
     (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of NTX, and shall be treated as confidential and proprietary information by CLIENT, it affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns. CLIENT shall not use such information, except in the context of any arrangement with NTX in which NTX is directly and actively involved, and never without NTX's prior written approval. CLIENT further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly though NTX, without the prior written approval of NTX. NTX is relying on CLIENT's assent to these terms and their intent to be bound by the terms by evidence of their signature. Without CLIENT's signed assent to these terms, NTX would not introduce any Opportunity or disclose any confidential information to CLIENT as herein described. This non circumvention provision shall remain in effect for a period of 24 months following the initiation of this agreement.

                            (SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.



IMAGING TECHNOLOGIES, INC. ( ITEC )


Print  Name:         Brian  Boner

Sign  Name:          /s/  Brian  Bonar
                     -------------------------------

Title:               Chairman  &  CEO

Date:
                     -------------------------------
Address:             15175  Innovation  Drive
                     San  Diego,  CA  92128


NEOTACTIX, INC. ( NTX)

Print  Name:         Scott  W.  Absher

Sign  Name:          /s/  Scott  W.  Absher
                     -------------------------------

Title:               Managing  Partner

Date:                -------------------------------

Address:             28202  Cabot  Road  Suite  300
                     Laguna  Niguel,  CA  92677

                                                                  Exhibit 4.1(g)


                          BUSINESS CONSULTING AGREEMENT



This Agreement (the "Agreement") is dated November 1, 2001and is entered into by
and  between    IMAGING  TECHNOLOGIES  CORPORATION,  INC. (hereinafter "ITEC" or
"CLIENT")  and  GEORGE  R.  LEFEVRE  OF  NEOTACTIX,INC.  (hereinafter  "NTX").

1.   CONDITIONS.  This  Agreement  will  not  take  effect, and NTX will have no
     -----------
     obligation to provide any service whatsoever, unless and until CLIENT returns a signed copy of this Agreement to NTX (either by mail or facsimile copy). In addition, CLIENT shall be truthful with NTX in regard to any relevant or material information provided by CLIENT, verbally or otherwise which refers, relates, or otherwise pertains to the CLIENT's business, this Agreement or any other relevant transaction. Breach of either of these conditions shall be considered a material breach and will automatically grant NTX the right to terminate this Agreement and all moneys, and other forms of compensation, paid or owing as of the date of termination by NTX shall be forfeited without further notice.
     Upon execution of this Agreement, CLIENT agrees to fully cooperate with NTX in carrying out the purposes of this Agreement, keep NTX informed of any developments of importance pertaining to CLIENT's business and abide by this Agreement in its entirety.

2.   SCOPE  AND  DUTIES.  During  the term of this Agreement, NTX will perform
     -------------------
     the  following  services  for  CLIENT:
     2.1     ADVICE  AND COUNSEL.  NTX will provide advice and counsel regarding
             -------------------
     CLIENT's strategic business plans, strategy and negotiations with potential business strategic partnering, corporate planning and or other general business consulting needs as expressed by CLIENT.
     2.2     MERGERS  AND  ACQUISITIONS.  NTX will provide assistance to CLIENT,
             --------------------------
     as mutually agreed, in identifying merger and / or acquisition candidates, assisting in any due diligence process, recommending transaction terms and providing advice and assistance during negotiations, as needed.
     2.3     CLIENT  AND/OR  CLIENT'S  AFFILIATE TRANSACTION DUE DILIGENCE.  NTX
             -------------------------------------------------------------
     will participate and assist CLIENT in the due diligence process, where possible, on all proposed financial transactions affecting CLIENT of which NTX is notified in writing in advance, including conducting investigation of and providing advice on the financial, valuation and stock price implications of the proposed transaction(s).
     2.4     ANCILLARY  DOCUMENT  SERVICES.  If  necessary,  NTX will assist and
             -----------------------------
     cooperate with CLIENT in the development, editing and production of such documents as are reasonably necessary to assist in any transaction covered by this Agreement. However, this Agreement will not include the preparation or procuring of legal documents or those documents normally prepared by an attorney.
     2.5     ADDITIONAL  DUTIES.  CLIENT  and  NTX  shall  mutually  agree,  in
             ------------------
     writing, for any additional duties that NTX may provide to CLIENT for compensation paid or payable by CLIENT under this Agreement. Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.
     2.6     STANDARD  OF PERFORMANCE. NTX shall devote such time and efforts to
             ------------------------
     the affairs of the CLIENT as is reasonably necessary to render the services contemplated by this Agreement. Any work or task of NTX provided for herein which requires CLIENT to provide certain information to assist NTX in completion of the work shall be excused (without effect upon any obligation of CLIENT) until such time as CLIENT has fully provided all information and cooperation necessary for NTX to complete the work. The services of NTX shall not include the rendering of any legal opinions or the performance of any work that is in the ordinary purview of a certified public accountant, or other licensed professional. NTX cannot guarantee results on behalf of CLIENT, but shall use commercially reasonable efforts in providing the services listed above. If an interest is communicated to NTX regarding satisfying all or part of CLIENT's business and corporate strategic planning needs, NTX shall notify CLIENT and advise it as to the source of such interest and any terms and conditions of such interest.
     2.7     NON-GUARANTEE.  NTX  MAKES  NO  GUARANTEE  THAT NTX WILL BE ABLE TO
             -------------
     SUCCESSFULLY LOCATE A MERGER OR ACQUISITION TARGET AND IN TURN CONSUMMATE A MERGER OR ACQUISITION TRANSACTION FOR CLIENT, OR TO SUCCESSFULLY COMPLETE SUCH A TRANSACTION WITHIN CLIENT'S DESIRED TIME FRAME. NEITHER ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOR THE PAYMENT OF DEPOSITS TO NTX BY CLIENT PURSUANT TO FEE AGREEMENTS FOR SERVICES NOT CONTEMPLATED HEREIN SHALL BE CONSTRUED AS ANY SUCH GUARANTEE. ANY COMMENTS MADE REGARDING POTENTIAL TIME FRAMES OR ANYTHING THAT PERTAINS TO THE OUTCOME OF CLIENT'S NEEDS ARE EXPRESSIONS OF OPINION ONLY, AND FOR PURPOSES OF THIS AGREEMENT ARE SPECIFICALLY DISAVOWED.

     3.      COMPENSATION  TO NTX.
             ---------------------
     3.1     ISSUANCE  OF  SHARES FOR ENTERING INTO AGREEMENT.  As consideration
             ------------------------------------------------
     for NTX entering into this Agreement, Client agrees to cause 8,000,000 shares of its common stock, par value $.001 per share, to be issued in amounts of 4,000,000 shares to George R. Lefevre and 4,000,000 shares to Scott Absher, affiliates of NTX. When issued, said shares shall be free trading shares, registered with the U.S. Securities and Exchange Commission on its Form S-8 or similar registration. The registration and issuance of said shares shall take place by no later than 15 days following the execution and delivery of this Agreement, and all costs in connection therewith shall be borne by Client.

     NOTE: NTX SHALL HAVE NO OBLIGATION TO PERFORM ANY DUTIES PROVIDED FOR HEREIN IF PAYMENT [CASH AND/OR STOCK] IS NOT RECEIVED BY NTX WITHIN 15 DAYS OF MUTUAL EXECUTION OF THIS AGREEMENT BY THE PARTIES. IN ADDITION, NTX'S OBLIGATIONS UNDER THIS AGREEMENT SHALL BE SUSPENDED IF ANY PAYMENT OWING HEREUNDER IS MORE THAN FIFTEEN (15) DAYS DELINQUENT. FURTHERMORE, THE RECEIPT OF ANY FEES DUE TO NTX UPON EXECUTION OF THIS AGREEMENT ARE NOT CONTINGENT UPON ANY PRIOR PERFORMANCE OF ANY DUTIES WHATSOEVER DESCRIBED WITHIN THIS AGREEMENT.


     3.2     FEES FOR MERGER/ACQUISITION.  In the event that NTX, assists CLIENT
             ---------------------------
     and / or introduces CLIENT (or a CLIENT affiliate) to any third party, merger partner(s) or joint venture(s) who then enters into a merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate, CLIENT hereby agrees to pay NTX advisory fees pursuant to the following schedule which are based on the aggregate amount of such merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate. Advisory fees are deemed earned and shall be due and payable at the first close of the transaction, however, in certain circumstances when payment of advisory fees at closing is not possible, within 24 hours after CLIENT has received the proceeds of such investment. This provision shall survive this Agreement for a period of one year after termination or expiration of this Agreement. In other words, the advisory fee shall be deemed earned and due and payable for any funding, underwriting, merger, joint venture or similar transaction which first closes within a year of the termination or expiration of this Agreement as a result of an introduction as set forth above.
     MERGER/ACQUISITION.  For  a  merger/acquisition entered into by CLIENT as a
     -------------------
     result of the efforts of, or an introduction by NTX during the term of this Agreement, Client shall pay NTX, ten (10) percent of the total value of the transaction. For a merger/acquisition entered into by CLIENT as a result of the efforts of NTX and the introduction by CLIENT during the term of this Agreement, Client shall pay NTX, eight (8) percent of the total value of the transaction. Such percentage(s) shall be paid to NTX in the same ratio of cash and / or stock as the transaction.

3.4  EXPENSES.  CLIENT  shall  reimburse NTX for reasonable expenses incurred in
     --------
     performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges); provided, however, that NTX must receive prior written approval from CLIENT for any expenses over $ 500. Such reimbursement shall be payable within 7 seven days after CLIENT's receipt of NTX invoice for same.

     3.4     ADDITIONAL  FEES.  CLIENT  and  NTX  shall  mutually agree upon any
             ----------------
     additional fees that CLIENT may pay in the future for services rendered by NTX under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.
4.   INDEMNIFICATION.  The  CLIENT  agrees  to  indemnify and hold harmless NTX,
     ---------------
     each of its officers, directors, employees and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by CLIENT or any of its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own willful act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

5.   CONFIDENTIALITY.
     ----------------
     5.1 NTX and CLIENT each agree to keep confidential and provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests. NTX and CLIENT shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through NTX and CLIENT respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.
     5.2 NTX will not, either during its engagement by the CLIENT pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit any confidential information, knowledge, or data of the CLIENT or any of its affiliates in any way acquired or used by NTX during its engagement by the CLIENT. Confidential information, knowledge or data of the CLIENT and its affiliates shall not include any information that is, or becomes generally available to the public other than  as  a  result  of  a  disclosure  by  NTX  or  its  representatives.
6.   MISCELLANEOUS  PROVISIONS.
     -------------------------
     6.1     AMENDMENT  AND  MODIFICATION.  This  Agreement  may  be  amended,
             ----------------------------
     modified and supplemented only by written agreement of NTX and CLIENT.
     6.2     ASSIGNMENT.  This  Agreement and all of the provisions hereof shall
             ----------
     be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder cannot be assigned without the express written consent of the other party.
     6.3     GOVERNING LAW; VENUE.  This Agreement and the legal relations among
             --------------------
     the parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law doctrine. CLIENT and NTX agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be Orange County, California.
     6.4     ATTORNEYS'  FEES  AND COSTS.  If any action is necessary to enforce
             ---------------------------
     and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

     6.5     SURVIVABILITY.   If  any part of this Agreement is found, or deemed
             -------------
     by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.
7.   ARBITRATION.  ALL DISPUTES, CONTROVERSIES, OR DIFFERENCES BETWEEN CLIENT,
     -----------
     NTX OR ANY OF THEIR OFFICERS, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE THAT:

     B.     ARBITRATION  IS  FINAL  AND  BINDING  ON  THE  PARTIES;
     B. THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;
     C. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDING;
     D. THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT OF APPEAL OR TO SEEK MODIFICATION OF RULING BY THE ARBITRATORS IS STRICTLY LIMITED;
     E. THIS ARBITRATION PROVISION IS SPECIFICALLY INTENDED TO INCLUDE ANY AND ALL STATUTORY CLAIMS WHICH MIGHT BE ASSERTED BY ANY PARTY;
     F. EACH PARTY HEREBY AGREES TO SUBMIT THE DISPUTE FOR RESOLUTION TO THE AMERICAN ARBITRATION ASSOCIATION, IN ORANGE COUNTY, CALIFORNIA WITHIN FIVE
     (5)  DAYS  AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM THE OTHER PARTY;
     G. IF EITHER PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING, BUT IS UNDER NO OBLIGATION TO DO SO;
     H. ANY HEARING SCHEDULED AFTER AN ARBITRATION IS INITIATED SHALL TAKE PLACE IN ORANGE COUNTY, CALIFORNIA;
     I. IF EITHER PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR SHALL UNSUCCESSFULLY CONTEST THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN ORANGE COUNTY, CALIFORNIA, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS
     AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN;
     J. THE PARTIES SHALL ACCEPT THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY;
     L. ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION.

8.   TERM/TERMINATION.  This  Agreement  is  an  agreement  for  the  term  of
     ----------------
     approximately  six  (6)  months  ending  April  10,  2002.


9.   NON  CIRCUMVENTION.  In  and  for  valuable  consideration, CLIENT hereby
     ------------------
     agrees that NTX may introduce (whether by written, oral, data, or other form of communication) CLIENT to one or more opportunities, including, without limitation, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole proprietorships and similar entities (hereinafter an "Opportunity" or ""Opportunities"").

     CLIENT further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity
     (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of NTX, and shall be treated as confidential and proprietary information by CLIENT, it affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns. CLIENT shall not use such information, except in the context of any arrangement with NTX in which NTX is directly and actively involved, and never without NTX's prior written approval. CLIENT further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly though NTX, without the prior written approval of NTX. NTX is relying on CLIENT's assent to these terms and their intent to be bound by the terms by evidence of their signature. Without CLIENT's signed assent to these terms, NTX would not introduce any Opportunity or disclose any confidential information to CLIENT as herein described. This non circumvention provision shall remain in effect for a period of 24 months following the initiation of this agreement.

                            (SIGNATURE PAGE FOLLOWS)



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

IMAGING TECHNOLOGIES, INC. ( ITEC )


Print  Name:         Brian  Boner

Sign  Name:          /s/  Brian  bonar
                     -------------------------------

Title:               Chairman  &  CEO

Date:
                     -------------------------------
Address:             15175  Innovation  Drive
                     San  Diego,  CA  92128

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NEOTACTIX, INC. ( NTX)

Print  Name:         George R. Lefevre

Sign  Name:          /s/  George R. Lefevre
                     -------------------------------

Title:               Partner

Date:
                     -------------------------------
Address:             28202  Cabot  Road  Suite  300
                     Laguna  Niguel,  CA  92677